UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01Entry into a Material Definitive Agreement

Sponsorship Agreement

On February 10, 2020, Capstone Turbine Corporation (the “Company”) and Andretti Autosport 6, Inc. (“AA”), a race team participating in the IndyCar Series sanctioned by INDYCAR, LLC (the “Series”), entered into a Sponsorship Agreement (the “Sponsorship Agreement”) effective January 1, 2020 through December 31, 2020, whereby the Company agreed to sponsor AA’s Car #88 participation in the Series on a full-time basis. In exchange for AA’s participation in the Series, the Company agreed to a sponsorship fee in the total amount of $1,250,000.00 of which $650,000.00 will be paid in cash due and payable in four installments and $600,000.00 in unregistered shares of common stock of the Company.

During the term of the Sponsorship Agreement and any renewal or extension of the agreement, the Company has agreed that it shall exclusively sponsor the AA Group (as defined therein). The Sponsorship Agreement contains, among other provisions, certain representations and warranties by the parties, intellectual property protection covenants, certain indemnification rights in favor of each party and customary confidentiality provisions.

The foregoing description of the terms of the Sponsorship Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Sponsorship Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending March 31, 2020.

Item 8.01Other Events

On February 24, 2020, the Company issued a press release announcing the Sponsorship Agreement. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 to this Current Report on Form 10-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Capstone Turbine Corporation, dated February 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: February 24, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer